Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Peoples Holding Company (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Robinson McGraw, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

DATE: November 9, 2004	/s/ E. Robinson McGraw

E. Robinson McGraw
Chief Executive Officer